SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           August 25, 1997


                       FINANCIAL ASSET SECURITIES CORP.,
                   (as depositor under the Sale and Servicing
                  Agreement, dated as of May 1, 1997, providing
              for the issuance of Financial Asset Securities Corp.,
                  Mego Mortgage Home Loan Owner Trust 1997-2).

             (Exact name of registrant as specified in its charter)



              Delaware                333-21071-08                41-1877537
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                      06830
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:         (203) 625-2700

Item 5.        Other Events

               On behalf of Mego Mortgage Home Loan Owner
               Trust 1997-2, a Trust created pursuant to the Sale and Servicing Agreement, dated May 1,
               1997, by First Trust of New York, National
               Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 25, 1997. The
               Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
               (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2023.

               A.     Monthly Report Information:
                      Aggregate distribution information for the current distribution date August 25, 1997.

                      Principal      Interest       Ending Balance

       Cede & Co      $805,107.31    $343,329.46    $56,839,255.37

               B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

               D.     Were any amounts paid or are any amounts payable
                      under the Certificate Guaranty Insurance Policy?   NO
                             Amount:

               E.     Are there any developments with respect to the
                      Certificate Insurance Guaranty Policy?      NONE.

               F.     Item 1: Legal Proceedings:           NONE

               G.     Item 2: Changes in Securities:       NONE

               H      Item 4: Submission of Matters to a Vote of
                      Certificatholders:  NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

               1.     Monthly Distribution Report dated August 25, 1997.


             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-2
             HOME LOAN ASSET BACKED SECURITIES
                               SERIES 1997-2


                  STATEMENT TO SECURITYHOLDERS
Distribution Date:  25-Aug-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total     Certificate
Class   Balance   DistributionDistribution Distribution   Balance

 A-1  14799521.68   805107.31    84727.26     889834.57 13994414.37
 A-2   8100000.00        0.00    46440.00      46440.00  8100000.00
 A-3   6750000.00        0.00    39375.00      39375.00  6750000.00
 A-4  13600000.00        0.00    81260.00      81260.00 13600000.00
 A-5  14394841.00        0.00    91527.20      91527.20 14394841.00


Total 57644362.68   805107.31   343329.46    1148436.77 56839255.37



           AMOUNTS PER $1,000 UNIT                      PASS THROUGH RATES

                                              Ending      Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  50.47694713  5.31205392 55.78900104   877.3927507      6.8700%
 A-2   0.00000000  5.73333333  5.73333333  1000.0000000      6.8800%
 A-3   0.00000000  5.83333333  5.83333333  1000.0000000      7.0000%
 A-4   0.00000000  5.97500000  5.97500000  1000.0000000      7.1700%
 A-5   0.00000000  6.35833352  6.35833352  1000.0000000      7.6300%


                  Statement to Securityholders
     Sale and Servicing Agreement Dated May 1, 1997

i) Interest from Mortgagors / Master Servicer                         734762.30
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                                                                      734762.30

   Principal Collections (Regular Installments)                        84424.32
   Principal Collections (Curtailments and Paid in Fulls)             404936.62
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                                                                      489360.94
Payments
Amount Deposited Pursuant to Section 5.01 (a) (3) - FHA Reserve Fund 1224123.24
Collected Amount                                                           0.00
Insured Payments                                                     1224123.24
Amount Available                                                           0.00
                                                                     1224123.24
ii)  Aggregate Pool Balance Information:
     Beginning Aggregate Principal Balance                          62937963.76
     less: Principal Collections (non-Defaulted Loans)                489360.94
     Ending Aggregate Principal Balance                             62448602.82
     less: Balance of Defaulted Loans                                      0.00
     Balance after the reduction of the Balance of Defaulted Loans  62448602.82

                                              Before       After
iii)  Note Factors:                       Distributions Distributions
          Class A-1                           0.9278697  0.87739275
          Class A-2                           1.0000000  1.00000000
          Class A-3                           1.0000000  1.00000000
          Class A-4                           1.0000000  1.00000000
          Class A-5                           1.0000000  1.00000000

                                Beginning    Computed   Distributed      Ending
iv)                             Shortfall     Amount       Amount     Shortfall
Interest Distributable Amount        0.00     343329.46   343329.46        0.00
Monthly Principal Distributable Amount        489360.94   489360.94        0.00
 (limited to the Overcolleralization Amount)
Distributable Excess Spread                   315746.37   315746.37        0.00
Guaranteed Principal Distribution Amount           0.00        0.00        0.00


v)   Excess Spread                                                    315746.37
     Distributable Excess Spread                                      315746.37

vi)  FHA Premium Account Deposit                                         976.81
  Servicer Fee                                                         52448.30
  Master Servicer Fee                                                   4195.86
  Owner Trustee Fee                                                      333.33
  Master Servicer Reimbursement                                            0.00
  Indenture Trustee Fee                                                 2360.17
  Premium                                                              15372.00
  Security Insurer Reimbursement Amount distributed to Insurer             0.00
  Successor Master Servicer Fees                                           0.00
  Other Fees                                                               0.00
  Excess Claim Amount                                                      0.00

vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 0.5083%
        60+ Delinquency Percentage (Rolling Three Month)                 0.1085%
        Annual Default Percentage (Three Month Average)                  0.0000%
        Cumulative Default Percentage                                    0.0000%


viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          8313139.97
         Overcollateralization Amount (before distributions)         5293601.08
         Overcollateralization Amount (after distributions)          5609347.45


ix)  Default Information:
                                                        Current Peri Cumulative
Principal Balance of Defaulted Home Loans                      0.00        0.00
Prin Balance of Credit Support Multiple Defaulted Loans        0.00        0.00
Unpaid Int on Credit Support Multiple Defaulted Loans          0.00        0.00

x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)     273578.00
                     Number      Number      Balance      Balance
                  Current Peri Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00        0.00
    Claims Pending          0 NA                   0.00 NA
    Claims Paid             0           0          0.00        0.00


xi)   Distributions to the Residual Certificates               0.00


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      FINANCIAL ASSET SECURITIES CORPORATION




                             By:    /s/ Lynn Steiner
                             Name:  Lynn Steiner
                             Title: Assistant Vice President, First Trust of New York, National Association


Dated:         August 31, 1997